                                                                   Exhibit 23(q)

                             SUNAMERICA SERIES TRUST

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and trustees of SunAmerica Series Trust do hereby severally constitute and appoint Gregory N. Bressler, Nori L. Gabert, Donna M. Handel, and Vincent M. Marra or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to all matters arising in connection with any Registration Statement on Form N-1A or Form N-14 and any and all amendments (including post-effective amendments) thereto, with full power and authority to execute said Registration Statement for and on behalf of the undersigned, in our names and in the capacities indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby give to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in fact would have if personally acting. The undersigned hereby ratify and confirm all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

     WITNESS the due execution hereof on the date and in the capacity set forth below.

Signature                                           Title                      Date
---------                                           -----                      ----


/s/ VINCENT M. MARRA                    President                       September 7, 2006
-------------------------------------   (Principal Executive Officer)
Vincent M. Marra


/s/ DONNA M. HANDEL                     Treasurer                       September 7, 2006
-------------------------------------   (Principal Financial
Donna M. Handel                         and Accounting Officer)


/s/ BRUCE G. WILLISON                   Independent Director and        September 7, 2006
-------------------------------------   Trustee
Bruce G. Willison


/s/ CARL D. COVITZ                      Trustee                         September 7, 2006
-------------------------------------
Carl D. Covitz


/s/ JANA W. GREER                       Trustee                         September 7, 2006
-------------------------------------
Jana W. Greer


/s/ JANE JELENKO                        Trustee                         September 7, 2006
-------------------------------------
Jane Jelenko


/s/ GILBERT T. RAY                      Trustee                         September 7, 2006
-------------------------------------
Gilbert T. Ray


/s/ ALLAN L. SHER                       Trustee                         September 7, 2006
-------------------------------------
Allan L. Sher